FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 13 1998

No. C5213-98

Dean Heller
DEAN HELLER, SECRETARY OF STATE

Invoice
$125.00

Articles of Incorporation
of

AMERICAN RESIDENTIAL FUNDING, INC.

FIRST. The name of the corporation is:

AMERICAN RESIDENTIAL FUNDING, INC.

SECOND. Its principle office in the State of Nevada is located at 251 Jeanell Dr. Suite 3, Carson City, NV 89703, although this Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may from time to time be designated by the Board of Directors, or by the by-laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

(B) may at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized

(C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

(D) Shall have power to sue and be sued in any court of law or equity.

(E) Shall have power to make contracts.

(F) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same devise or bequest in the State of Nevada, or any other state, territory or country.

(G) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

(H) Shall have power to make by-laws not inconsistent with the constitution of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

(I) Shall have power to wind up and dissolve itself, or be wound up or dissolved.

(J) Shall have power to adopt and use a common seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such non-use shall not in any way affect the legality of the document.

(K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable upon the happening of a specified event or events, whether secured by mortgage, pledge, or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

(L) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

(M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus, or other property or fund.

(N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

(O) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the

protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, or any amendment thereof.

(P) Shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.

(Q) Shall have the power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities.

FOURTH. That the voting common stock authorized may be issued by the corporation is TWENTY FIVE THOUSAND (25,000) shares of stock without nominal or par value and no other class of stock shall be authorized. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

FIFTH. The governing body of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall be reduced to no less than one (1). The name and post office address of the first board of Directors shall be one (1) in number and listed as follows:

NAME	POST OFFICE ADDRESS
Michael D. Taylor	251 Jeanell Dr. Suite 3 Carson City, NV 89703

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post office address of the incorporator(s) signing the Articles of Incorporation is as follows:

NAME	ADDRESS
Michael D. Taylor	251 Jeanell Dr. Suite 3 Carson City, Nevada 89701

EIGHTH. The resident agent for this corporation shall be:

CORPORATE ADVISORY SERVICE, INC.

The address of said agent, and, the principle or statutory address of this corporation in the State of Nevada is.

251 Jeanell Dr. Suite 3,
Carson City, Nevada 89703

NINTH. The corporation is to have perpetual existence

TENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

Subject to the By-Laws, if any, adopted by the stockholders, to make, alter or amend the By-Laws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this corporation.

By resolution passed by a majority of the whole Board, to consist of one (1) or more committees, each committee to consist of one or more directors of the corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for the purpose, or when authorized by written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

ELEVENTH. No shareholder shall be entitled as a matter of right to subscribe for, or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as is in its discretion it shall deem advisable.

TWELFTH. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act of omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH. This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the Incorporator Herein before named for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein are true, and accordingly have hereunto set my hand this 27th. day of February, 1998.

[signature]
Michael D. Taylor

STATE OF NEVADA)
) SS:
CARSON CITY)

On this 27th. day of February, 1998, in Carson City, Nevada, before me, the undersigned, a Notary Public in and for Carson City, State of Nevada, personally appeared:

Michael D. Taylor

Known to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same.

Bethany Jane Hana
Notary Public

BETHANY JANE HANA
NOTARY PUBLIC - NEVADA
Appt. Recorded in CARSON CITY
No. 94-4433-3 My Appt. Exp. July 21, 1998

Corporate Advisory Service, Inc. does hereby accept as Resident Agent for the previously named Corporation.

Corporate Advisory Service, Inc.

[signature] 2/27/98
By Michael D. Taylor, President Date

INV. (#75-)

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After issuance of Stock)

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
MAY 24 1999
No. C5213-98
Dean Heller
DEAN HELLER, SECRETARY OF STATE

AMERICAN RESIDENTIAL FUNDING, INC.
Name of Corporation

MAY 24 1999 undersigned VINCE RINEHART (President) and VINCE RINEHART (Secretary) of

AMERICAN RESIDENTIAL FUNDING, INC.
Name of the Corporation

do hereby certify:

That the Board of directors of said Corporation at a meeting duly convened held on the 21st. Day of May, 1999, adopted a resolution to amend the original articles as follows:

Article FOURTH is hereby amended to read as follows:

FOURTH. That the voting common stock authorized may be issued by the corporation is FIVE THOUSAND (5,000) shares of stock without nominal or par value and the voting preferred stock authorized that may be issued by the corporation is TWENTY THOUSAND (20,000) shares of stock without nominal or par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is **Five Thousand (5,000)**; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

[signature]
President

[signature]
Secretary

ACKNOWLEDGMENT

STATE OF California)
) SS:
COUNTY OF Los Angeles)

On this 21st day of May, 1999, personally appeared before me, a Notary Public, Vince Rinehart, who acknowledged the he executed the above instrument.

VILMA AVENDANO
Comm. # 1090988
NOTARY PUBLIC - CALIFORNIA
Los Angeles County
My Comm. Expires March 17, 2000

Vilma Avendano
Notary Public

($475)
TA#

#182

FILED # C 5213-98

JUL 18 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RESIDENTIAL FUNDING, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of American Residential Funding, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on July 18, 2003 and pursuant to Unanimous Written Consent of the Shareholders of said Corporation on July 18, 2003, it was voted that this Certificate of Amendment of Articles of Incorporation authorizing a class of preferred stock, be filed.

The undersigned further certifies that the FOURTH Article of the Articles of Incorporation, originally filed on March 13, 1998, and as amended, are amended to read as follows:

The "FOURTH" Article is hereby amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is TWENTY FIVE THOUSAND (25,000) shares, with no par value. The total number of shares of Preferred Stock which this Corporation is authorized to issue is ONE MILLION TWO HUNDRED FIFTY THOUSAND (1,250,000) shares, with no par value.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

07/21/2003 07:57A ML R250 FY04-000-04931

The undersigned hereby certifies that he has on this 18th day of July, 2003 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

Vincent Rinehart, President

Veneranda V. Toledo, Secretary

(#150)

2 of 2

FILED # C 5213-98

JUL 1 8 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF DESIGNATION
OF THE RIGHTS, PREFERENCES, PRIVILEGES
AND RESTRICTIONS, WHICH HAVE NOT BEEN SET
FORTH IN THE CERTIFICATE OF INCORPORATION
OR IN ANY AMENDMENT THERETO,
OF THE
SERIES A PREFERRED STOCK
OF
AMERICAN RESIDENTIAL FUNDING, INC.

The undersigned, Vincent Rinehart and Veneranda Toledo, do hereby certify that:

A. They are the duly elected and acting President and Secretary, respectively, of American Residential Funding, Inc., a Nevada corporation (the "Company").

B. Pursuant to the Unanimous Written Consent of the Board of Directors of the Company dated July 18, 2003, and Unanimous Written Consent of the Company's shareholders dated July 18, 2003, the Board of Directors and Shareholders duly adopted the following resolutions:

WHEREAS, the Certificate of Incorporation of the Company, as amended, authorizes a class of stock designated as Preferred Stock, no par value (the "Preferred Class"), comprising one million two hundred fifty thousand (1,250,000) shares and provides that the Board of Directors of the Company may fix the terms, including any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of any redemption, redemption price or prices, and liquidation preferences, if any, of the Preferred Class;

WHEREAS, the Board of Directors believes it in the best interests of the Company to create a series of preferred stock consisting of 1,250,000 shares and designated as the "Series A Preferred Stock" having certain rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock. No shares of Series A Preferred Stock have been issued;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby fix and determine the rights, preferences, privileges, restrictions and other matters relating do the Series A Preferred Stock as follows:

1. <u>Definitions.</u> For purposes of this Certificate of Designation, the following definitions shall apply:

1.1 "Board" shall mean the Board of Directors of the Company.

1.2 "Company" shall mean American Residential Funding, Inc., a Nevada corporation.

07/21/2003 07:55A MLR258 FY04-000-04929

1.3 "Common Stock" shall mean the Common Stock, no par value per share, of the Company.

1.4 "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

1.5 "Distribution" shall mean the transfer of cash or property by the Company to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of Company's stock).

1.6 "Original Issue Date" shall mean the date on which the first share of Series A Preferred Stock is issued by the Company.

1.7 "Original Issue Price" shall mean $0.80 per share for the Series A Preferred Stock.

1.8 "Series A Preferred Stock" shall mean the Series A Preferred Stock, no par value per share, of the Company.

1.9 "Subsidiary" shall mean any corporation or limited liability company of which at least fifty percent (50%) of the outstanding voting stock or membership interests, as the case may be, is at the time owned directly or indirectly by the Company or by one or more of such subsidiary corporations:

2. Dividend Rights.

2.1 Cash Dividends. Each year, beginning on the date which is twelve (12) months following the Original Issue Date and continuing every twelve (12) months thereafter, the holders of the then outstanding Series A Preferred Stock shall be entitled to receive, not later than thirty (30) days following the end of the applicable twelve (12) month period, out of any funds and assets of the Company legally available therefore, dividends in an amount equal to ten percent (10%) of the Original Issue Price per annum. Dividends on the Series A Preferred Stock shall be cumulative, so that if dividends required to be paid on said shares for any year or years shall not have been paid, the amount of the deficiency shall be paid in full, without interest, together with any dividends due for the current year, before any distribution of any kind shall be paid to the holders of the Common Stock. No dividends (other than a Common Stock Dividend) shall be paid, and no Distribution shall be made, with respect to the Common Stock unless dividends in such amount shall have been paid or declared and set apart for payment to the holders of the Series A Preferred Stock simultaneously.

2.2 Participation Rights. Other than as set forth in Section 2.1, dividends shall be declared pro rata on the Common Stock and the Series A Preferred Stock on a pari passu basis according to the number of shares of Common Stock held by such holders, where each holder of shares of Series A Preferred Stock is to be treated for this purpose as holding the same number of common shares as such holder owns of Series A Preferred Stock.

2.3 Non-Cash Dividends. Whenever a dividend or Distribution provided for in this Section 2 shall be payable in property other than cash (other than a Common Stock Dividend), the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Company; whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to the Company's shareholders (the "Available Funds and Assets") shall be distributed to shareholders in the following manner:

3.1 Series A Preferred Stock. The holders of each share of Series A Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of Common Stock or subsequent series of preferred stock, an amount per share equal to the Original Issue Price of the Series A Preferred Stock plus all accrued but unpaid dividends on the Series A Preferred Stock. If upon any liquidation, dissolution or winding up of the Company, the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series A Preferred Stock of their full preferential amount as described in this subsection, then all of the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred Stock pro rata, according to the number of outstanding shares of Series A Preferred Stock held by each holder thereof.

3.2 Merger or Sale of Assets. A reorganization or any other consolidation or merger of the Company with or into any other corporation, or any other sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 3, and the Series A Preferred Stock shall be entitled only to (i) the right provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the Nevada Revised Statutes and (iii) the rights contained in other Sections hereof.

3.3 Non-Cash Consideration. If any assets of the Company distributed to shareholders in connection with any liquidation, dissolution or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be distributed to shareholders in a liquidation, dissolution or winding up of the Company shall be valued as follows:

(a) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

(i) if the securities are then traded on a national securities exchange or the Nasdaq National Market (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over

the ten (10) day period ending three (3) days prior to the distribution; and,

(ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the ten (10) day period ending three (3) days prior to the distribution; and

(iii) if there is no active public market, then the value shall be the fair market value thereof, as determined mutually in good faith by (i) the Board of Directors of the Company and (ii) the holders of the Series A Preferred Stock acting as a group. In the event the Company and the holders cannot mutually agree upon a value, then the value shall be determined by a mutually acceptable third party licensed business valuation expert paid for equally by both parties.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs (a)(i), (ii) or (iii) of this subsection to reflect the approximate fair market value thereof.

4. Conversion Rights. The shares of Series A Preferred Stock shall not be convertible.

5. Call Provisions. The Series A Preferred Stock shall not be callable by the Company.

6. Redemption Provisions. The Series A Preferred Stock shall not be redeemable by the holders thereof.

7. Notices. Any notices required by the provisions of this Certificate of Designation to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Company.

8. Voting Provisions. The Series A Preferred Stock shall not have any voting rights.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Series A Preferred Stock to be duly executed by its President and attested to by its Secretary and has caused its corporate seal to be affixed hereto effective as of July 18, 2003.

Vincent Rinehart, President

Venerandia Toledo, Secretary

($175)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 5213-98

OCT 2 6 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: AMERICAN RESIDENTIAL FUNDING, INC.

2. The articles have been amended as follows (provide article numbers, if available):

"The corporation shall be authorized to issue Five Hundred Million (500,000,000) shares of common stock, $0.001 par value."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]
Vincent Rinehart

*if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

C041027-0485

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 5213-98

DEC 0 9 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: American Residential Funding, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article Fourth is amended to increase the number of shares of preferred stock to 50,000,000 shares, par value $0.001.

Continued - SEE ATTACHED.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

1 of 3

DC C20041122-0005 11/22/2004 09:25:52 AM

C5213-98

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RESIDENTIAL FUNDING, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of American Residential Funding, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on November 18, 2004 and pursuant to Majority Written Consent of the Shareholders of said Corporation on November 18, 2004, it was voted that this Certificate of Amendment of Articles of Incorporation increasing the class of preferred stock, be filed.

The undersigned further certifies that the FOURTH Article of the Articles of Incorporation, originally filed on March 13, 1998, and as amended, are amended to read as follows:

The "FOURTH" Article is hereby amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is FIVE HUNDRED MILLION (500,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

2 of 3

The undersigned hereby certifies that he has on this 18th day of November, 2004 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

Vincent Rinehart, President

Veneranda V. Toledo, Secretary

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the Office of	Business Number C5213-1998
Dean Heller	Filing Number 20060151324-44
Secretary of State	Filed On 03/09/2006
State Of Nevada	Number of Pages 3

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: American Residential Funding, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article Fourth is amended to increase the authorized number of shares of common stock to 1,000,000,000 shares, par value $0.001 - Continued - SEE ATTACHED.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RESIDENTIAL FUNDING, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of American Residential Funding, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on March 7, 2006 and pursuant to Majority Written Consent of the Shareholders of said Corporation on March 7, 2006, it was voted that this Certificate of Amendment of Articles of Incorporation increasing the class of preferred stock, be filed.

The undersigned further certifies that the FOURTH Article of the Articles of Incorporation, originally filed on March 13, 1998, and as amended, are amended to read as follows:

The "FOURTH" Article is hereby amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is ONE BILLION (1,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The undersigned hereby certifies that he has on this 7th day of March 2006 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

Vincent Rinehart, President and Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C5213-1998
[signature]	Filing Number 20080515790-47
Secretary of State	Filed On 08/01/2008
State Of Nevada	Number of Pages 2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AMERICAN RESIDENTIAL FUNDING, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The "FIRST" Article is hereby amended to read as follows:

"The name of the Corporation is CJT Financial, Inc."

The "FOURTH" Article is hereby amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock." The total number of shares of Common Stock which this Corporation is authorized to issue is TWO BILLION (2,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: MAJORITY

4. Effective date of filing: (optional) 08/27/2008

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RESIDENTIAL FUNDING, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of American Residential Funding, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on August 1, 2008, and pursuant to Majority Written Consent of the Shareholders of said Corporation on August 1, 2008, it was voted that this Certificate of Amendment of Articles of Incorporation authorizing a change of the Corporation's name and an increase in the class of common stock, be filed.

The undersigned certifies that the FIRST Article of the Articles of Incorporation, originally filed on March 13, 1998, and as amended, is amended to read as follows:

"The name of the Corporation is CJT Financial, Inc."

The undersigned further certifies that the FOURTH Article of the Articles of Incorporation, is amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is TWO BILLION (2,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The undersigned hereby certifies that he has on this 1st day of August, 2008 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

Vincent Rinehart, President

Vincent Rinehart, Secretary

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C5213-1998
Barbara K. Cegavske	Filing Number 20150310683-59
Secretary of State	Filed On 07/06/2015
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Gold & Silver Mining of Nevada, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The FOURTH article is hereby amended to read as follows:

"The aggregate number of shares that the Corporation will have authority to issue is Five Billion (5,060,000,000), of which Five Billion (5,000,000,000) shares will be Common Stock, with a par value of $0.00001 per share, and Sixty Million (60,000,000) shares will be Preferred Stock, with a par value of $0.00001 per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: at least 51%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the Office of	Business Number C5213-1998
[signature]	Filing Number 20100586833-06
Secretary of State	Filed On 08/05/2010
State Of Nevada	Number of Pages 3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CJT Financial, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The "FOURTH" Article is hereby amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is TWO BILLION (2,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

- continued on attached page -

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date of filing: (optional) 8/16/10

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
CJT FINANCIAL, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of CJT Financial, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on July 30, 2010, and pursuant to Majority Written Consent of the Shareholders of said Corporation on July 30, 2010, it was voted that this Certificate of Amendment of Articles of Incorporation authorizing a change of the Corporation's name and an increase in the class of common stock, be filed.

The undersigned certifies that the FOURTH Article of the Articles of Incorporation, is amended to read as follows:

"This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is TWO BILLION (2,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is FIFTY MILLION (50,000,000) shares, par value $0.001.

Effective on August 16, 2010 the issued and outstanding shares of common stock of the Corporation shall be subject to a 1-for-10 reverse stock split. As a result of the stock split, each ten (10) shares of Common Stock issued and outstanding before the effectiveness of the split shall be exchanged for one (1) share of Common Stock after the split. Fractional shares will be rounded up to the next whole share.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The undersigned hereby certifies that he has on this 30th day of July, 2010 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

Vincent Rinehart, President

Vincent Rinehart, Secretary

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C5213-1998
	Filing Number 20130564986-44
Secretary of State	Filed On 08/28/2013
State Of Nevada	Number of Pages 2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
CJT FINANCIAL, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The "FIRST" Article is hereby amended to read as follows:

"The name of the Corporation is GOLD & SILVER MINING OF NEVADA, INC."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: 08/28/2013 Time: 9:30 a.m.
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION OF
OF
CJT FINANCIAL, INC.

The undersigned being the President and Secretary of CJT Financial, Inc., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on August 27, 2013, it was voted that this Certificate of Amendment of Articles of Incorporation authorizing a change of the Corporation's name be filed.

The undersigned certifies that the FIRST Article of the Articles of Incorporation originally filed on March 13, 1998, and as amended, is amended to read as follows:

"The name of the Corporation is Gold & Silver Mining of Nevada, Inc."

The undersigned hereby certifies that he has on this 27th day of August, 2013 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

N. Fred Anderson, President

Curtis Anderson, Secretary

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C5213-1998
Barbara K. Cegavske	Filing Number 20170199607-92
Secretary of State	Filed On 05/05/2017
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Gold and Silver Mining of Nevada Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the corporation shall be Rainmaker Worldwide Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X N. Fred Anderson
Signature of Officer N. Fred Anderson

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C5213-1998
Barbara K. Cegavske	Filing Number 20170301857-04
Secretary of State State Of Nevada	Filed On 07/14/2017
	Number of Pages 4

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Rainmaker Worldwide Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article III regarding authorized capital has been amended in accordance with Exhibit A attached hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Kevin Wright

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDMENT TO ARTICLES OF INCORPORATION OF RAINMAKER WORLDWIDE INC.

Pursuant to the provisions of the Nevada Revised Statutes, as amended, the undersigned corporation enacts the following Amendment to the Articles of Incorporation:

1. The name of the corporation is:

RAINMAKER WORLDWIDE, INC.

2. The following amendment to the Articles of Incorporation was approved by the Board of Directors on the 11th day of July, 2017 and thereafter duly adopted by the shareholders of the Corporation on the 11th day of July, 2017. There were four shares of Series A preferred stock, which constitutes majority voting power, issued and outstanding as of July 11, 2017 and all four shares of Series A preferred stock voted approval.

The THIRD article of the Articles of Incorporation shall be deleted in its entirety and the THIRD article shall be as follows:

"(a) The aggregate number of shares of all classes of shares which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of common stock, $0.00001 par value, and Sixty Million (60,000,000) shares of preferred stock, $0.00001 par value.

(b) Each share of common stock shall have for all purposes one vote per share. Subject to the preferences applicable to preferred stock outstanding at any time, the holders of shares of common stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore, The holders of common stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of common stock or approval of the common shareholders is required or requested.

(c) The Board of Directors is authorized to divide the 60,000,000 shares of preferred stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include the following provisions:

(1) The distinctive designation of each series and the maximum number of shares of each such series which may be issued, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares of the series then outstanding) from time to time by action of the Board of Directors;

(2) Whether the holders of the shares of each such series are entitled to vote and, if so, the matters on which they are entitled to vote, the number of votes to which the holder of each such share is entitled, and whether the shares of such series are to be voted separately or together with shares of other series;

(3) The dividends to which holders of shares of each such series will be entitled; any restrictions, conditions or limitations upon the payment of those dividends; whether the dividends will be cumulative and, if cumulative, the date or dates from which the dividends will be cumulative;

(4) Whether the shares of one or more of such series will be subject to redemption and, if so, whether redemption will be mandatory or optional and if optional, at whose option, the manner of selecting shares for redemption, the redemption price and the manner of redemption;

(5) The amount payable on shares of each such series if there is a liquidation, dissolution or winding up of the Corporation which amount may vary at different dates and depending upon whether the liquidation, dissolution or winding up is voluntary or involuntary;

(6) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of each such series;

(7) Whether the shares of one or more of such series will be convertible into, or exchangeable for, any other types or securities, either at the option of the holder or of the Corporation and, if so, the terms of the conversions or exchanges;

(8) Any other provisions regarding the powers preferences and rights, and the qualifications, limitations or restrictions, for each such series which are not inconsistent with applicable law.

All shares of such series of preferred stock will be identical with each other in all respects, except that shares of any one such series issued at different times may differ as to the dates from which dividends on those shares, if cumulative, shall cumulate."

3. The effective date of this Amendment to the Articles of Incorporation shall be upon filing.